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Exhibit 10.2
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       NOTICE OF MODIFICATION TO THE FIFTH AMENDMENT TO SECURITY AGREEMENT
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Letterhead of Mercantile-Safe Deposit & Trust Company


October 17, 2000


Mr. John L. Sams, President
Environmental Elements Corporation
P.O. Box 1318
3700 Koppers Street
Baltimore, Maryland 21203

Dear John:

Reference is made to the Revolving Credit and Letter of Credit Agreement dated November 24, 1993 by and among Environmental Elements Corporation and Mercantile-Safe Deposit and Trust Company as amended, most particularly the Fifth Amendment dated May 18,2000. As of September 30, 2000, the financial covenant specified in Paragraph 2C is hereby amended as follows:

     Borrower agrees it shall constitute a default under the Agreement if the Borrower experiences an aggregate loss for the period October 1, 2000 through March 30, 2001.

To signify acceptance of this revision, please sign where indicated below and return a copy of this letter to me. This provision will be included in a Sixth Amendment to the loan documentation to be prepared by the Bank's attorney.

Very truly yours,

Philip G. Enstice

Agreed and accepted this 17/th/ day of November, 2000.
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By: /s/
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   John L. Sams